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                                                                      Exhibit 10


                              WHOLESALING AGREEMENT

AGREEMENT dated as of October 24, 1996 by and between Allmerica Financial Life Insurance and Annuity Company, a Delaware insurance company ("Company"), ALLMERICA INVESTMENTS, INC., a Massachusetts corporation (the "Underwriter"), Western Capital Financial Group, Inc., a California corporation (the "Distributor"), and the insurance agency affiliates of the Distributor listed on Schedule 1 to this Agreement (hereinafter referred to as "Distributor Agency Affiliates).

                                   WITNESSETH:

WHEREAS, the Company proposes to register with the Securities and Exchange Commission interests in certain variable annuity contracts and variable life insurance contracts under the Securities Act of 1933 and to issue and sell such contracts through Underwriter acting as the principal underwriter for such contracts; and

WHEREAS, the Company, Underwriter and Distributor desire to establish an arrangement whereby the Distributor will act as a wholesaler for such variable annuity contracts and variable life insurance contracts and, as such, will recruit business firms to distribute such contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, Underwriter and Distributor hereby agree as follows:

1.   DEFINITIONS

     A. ACCOUNT -- Each and any separate account established by the Company and listed on Schedule 2 to this Agreement, as amended from time to time. The phrase "Account supporting the Contracts" or "Account supporting a class of Contracts" shall mean the separate account identified in such Contracts as the separate account to which the Purchase Payments made under such Contracts are allocated and as to which income, gains and losses, whether or not realized, from assets allocated to such separate account, are, in accordance with such Contracts, credited to or charged against such separate account without regard to other income, gains, or losses of a Company or any other separate account established by such Company.

     B. CONTRACTS -- The variable annuity contracts or variable life insurance contracts described more specifically on Schedule 3 to this Agreement, as amended from time to time. The term "Contracts" shall include any riders to such contracts and any other contracts offered in connection therewith or any contracts for which such Contracts may be exchanged or converted. The phrase "a class of Contracts" shall mean those variable annuity contracts or variable life insurance contracts, as the case may be, issued on the same policy form or forms and covered by the same Registration Statement, as shown on Schedule 3 to this Agreement.

     C. REGISTRATION STATEMENT -- At any time while this Agreement is in effect, the currently effective registration statement filed with the SEC under the 1933 Act, or currently effective post-effective amendment thereto, relating to a class of Contracts, including financial statements included in, and all exhibits to, such registration statement or post-effective amendment (for purposes of Sections 5.A and 11 of this Agreement; however, the term "Registration Statement" means any document that is or at any time was a Registration Statement within the meaning of this Section 1.C).

     D. PROSPECTUS -- The prospectus and any statement of additional information included within a Registration Statement, except that, if the prospectus and statement of additional information most recently filed with the SEC pursuant to Rule 497 under the 1933 Act after the date on which the Registration Statement became effective differs from the prospectus and statement of additional information included within the Registration Statement at the time it became effective, the term "Prospectus" shall refer to the most recently filed prospectus and statement of additional information filed under Rule 497 under the 1933

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     Act from and after the date on which they each shall have been filed.
     (For purposes of Sections 5.A and 11 of this Agreement; however, the term "any Prospectus" means any document that is or at any time was a Prospectus within the meaning of this Section l.C).

     E.   FUND -- The Palladian Trust

     F. FUND REGISTRATION STATEMENT -- At any time while this Agreement is in effect, the currently effective registration statement filed with the SEC under the 1933 Act, or currently effective post-effective amendment thereto, for shares of the Fund (for purposes of Section 11 of this Agreement; however, the term "Fund Registration Statement" means any document that is or at any time was a Fund Registration Statement within the meaning of this Section l.F).

     G. FUND PROSPECTUS -- At any time while this Agreement is in effect, the prospectus and statement of additional information for the Fund most recently filed with the SEC pursuant to Rule 497 under the 1933 Act (for purposes of Section 11 of this Agreement;, however, the term "Fund Prospectus" means any document that is or at any time was a Fund Prospectus within the meaning of this Section l.G).

     H.  1933 ACT -- The Securities Act of 1933, as amended.

     I.  1934 ACT -- The Securities Exchange Act of 1934, as amended.

     J.  1940 ACT -- The Investment Company Act of 1940, as amended.

     K.  SEC -- The Securities and Exchange Commission.

     L.  NASD -- The National Association of Securities Dealers, Inc.

     M. REGULATIONS -- The rules and regulations promulgated by the SEC under the 1933 Act, the 1934 Act and the 1940 Act as in effect at the time this Agreement is executed or thereafter promulgated, and as they may be amended from time to time.

     N. TERRITORY -- The fifty states of the United States, the District of Columbia, and all other territories of the United States.

     O. STATE -- any state or commonwealth of the United States, the District of Columbia or any other territory of the United States.

     P. BROKER-DEALER -- An entity registered as a broker-dealer and licensed as a life insurance agent or affiliated with an entity so licensed, and recruited by the Distributor and subsequently authorized by the Company and Underwriter to distribute the Contracts pursuant to a sales agreement with the Company and Underwriter entered into in accordance with Section 3 of this Agreement.

     Q. ASSOCIATED PERSON -- This term as used in this Agreement shall have the meaning assigned to it in the 1934 Act.

     R. REPRESENTATIVE -- An Associated Person of the Distributor or a Broker-Dealer registered with the NASD as a registered representative or principal of the Distributor or Broker-Dealer, as the case may be.

     S. PURCHASE PAYMENT -- A payment made under a Contract by an applicant or purchaser to purchase benefits under the Contract.

     T. PROCEDURES -- The administrative procedures prepared and distributed by the Company, as such may

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     be amended or supplemented from time to time, relating to the solicitation, sale and delivery of the Contracts.

     U. PARTICIPATION AGREEMENT -- The agreement dated as of October 24, 1996 among the Company, Distributor and the Fund relating to the investment of assets of the separate accounts of the Company in the Fund.

2.   APPOINTMENT AND WHOLESALING RIGHT

     A. The Company hereby authorizes the Distributor to represent the Company in the wholesaling activities contemplated by this Agreement. Where required by relevant state insurance law, the Company hereby appoints the Distributor as an agent under such state insurance laws to represent the Company in the wholesaling activities contemplated by this Agreement. In those states in which the Distributor is not licensed as an insurance agent and the relevant state insurance law requires that the Distributor be licensed as an insurance agent, the Company hereby appoints the appropriate entity or individual ("Distributor Agency Affiliate") affiliated with the Distributor (as set forth on Schedule 1 to this Agreement, as such Schedule may be amended from time to time by the Distributor to reflect changes in the licensing status, if any, as required by relevant state insurance law of the Distributor or Distributor Agency Affiliates) as its agent under the insurance laws to engage in such wholesaling activities. The Underwriter hereby authorizes the Distributor under applicable securities laws to engage in the activities contemplated in this Agreement relating to the wholesaling of the Contracts for which the Underwriter acts or may act as principal underwriter.

     B. The Distributor (both on its own behalf and on behalf of Distributor Agency Affiliates) undertakes to use its best efforts to recruit Broker-Dealers in accordance with Section 3 of this Agreement, consistent with market conditions and compliance with its responsibilities under the federal securities laws and NASD rules and regulations. The obligations of the Distributor and Distributor Agency Affiliates hereunder are further subject to the accuracy of the representations and warranties of the Company and Underwriter contained in this Agreement and to the performance by the Company of its obligations hereunder.

     C. The appointment and authorization of the Distributor and Distributor Agency Affiliates to engage in wholesaling activities pursuant to this Agreement is exclusive as to the Contracts listed on Schedule 3, as amended from time to time in accordance with Section 2.E of this Agreement.
     Neither the Company nor Underwriter shall authorize any other person (as principal underwriter or otherwise) to engage in wholesaling or distribution activities with respect to the Contracts or to recruit business firms to engage in wholesaling or distribution activities with respect to the Contracts (other than business firms recommended by the Distributor pursuant to Section 3 of this Agreement) without the Distributor's prior written consent, nor shall the Company or Underwriter separately engage in wholesaling or distribution activities relating to the Contracts.

     The Company shall design the Contracts, subject to consultation with the Distributor and subject to the Distributors's right to refuse to engage in wholesaling activities with respect to a class of Contracts that the Distributor reasonably determines to be unattractive from a marketing or business perspective. The Contracts shall be issued by the Company and the variable portion thereof shall be supported by the Accounts. The Company alone shall be responsible for filing the initial Registration Statements and any amendments thereto with the SEC in accordance with the 1933 Act, 1934 Act, 1940 Act and the Regulations to register interests in each class of Contracts. The Company will not make any amendment or rider to the Contracts or a class of Contracts, or file a Registration Statement, or make an amendment to a Registration Statement or supplement to a Prospectus, without the Distributor having been given the opportunity to review any such filing, amendment, rider or supplement. However, such opportunity to review shall not make the Distributor responsible for the content of any such filing, amendment, rider or supplement; the Company alone shall be responsible for such content.

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     Each Company shall register its Accounts with the SEC.  The subaccounts of each Account available under the Contracts or a class of Contracts are listed on Schedule 3 to this Agreement, as amended from time to time. All amounts available under the Contracts shall be invested only in the Fund (through the Account(s) supporting the Contracts) and/or allocated to the Company's general account, provided that such amounts may also be invested in an investment company or investment vehicle other than the Fund if: (1) such other investment company is advised by the Fund's investment adviser;
     (2) the Fund and/or Distributor, in their sole discretion, consents to the use of such other investment company or investment vehicle; (3) there is a substitution of the Fund made in accordance with Section 10.1(e) of the Participation Agreement; or (4) the Participation Agreement is terminated pursuant to Article X of the Participation Agreement. The Company will not take action to operate any Account, or any subaccount(s) of an Account listed on Schedule 3 to this Agreement, as amended from time to time, as a management investment company under the 1940 Act without the Fund's and Distributor's prior written consent.

     D. The Company shall obtain appropriate authorizations, to the extent necessary, whether by registration, qualification, approval or otherwise, for the issuance and sale of the Contracts in each State in the Territory (provided, however, that it shall be within the Company's discretion whether to obtain such authorization in Guam). From time to time, the Company shall notify the Distributor in writing of all States in the Territory in which each class of Contracts can then lawfully be offered. To the extent that the Company is not authorized to issue the Contracts or any class of Contracts in any State in the Territory, the Company shall employ all reasonable efforts to obtain such authorization in such State (provided, however, that it shall be within such Company's discretion whether to obtain such authorization in Guam).

     E. The Distributor may unilaterally amend Schedule 1 from time to time pursuant to Section 2.A of this Agreement. The parties to this Agreement may amend Schedules 2 and 3 to this Agreement from time to time by mutual agreement to reflect changes in or relating to the Contracts and the Accounts and to add new classes of variable annuity contracts and variable life insurance contracts to be issued by the Company or which the Distributor will act as wholesaler. The provisions of this Agreement shall be equally applicable to each such class of Contracts, unless the context otherwise requires. Schedule 4 to this Agreement may be amended only by mutual agreement of the parties to this Agreement pursuant to Section 9 of this Agreement.

3.   RECRUITMENT OF BROKER-DEALERS AND RELATED RESPONSIBILITIES

     A. The Company and Underwriter hereby authorize the Distributor and any Distributor Agency Affiliates to contact and recommend business firms to act as Broker-Dealers for the sale of the Contracts. The Company shall have the right to reject any such recommendation, but shall not do so arbitrarily or unreasonably.

     B. The Company and Underwriter shall have the responsibility for: (i) executing appropriate sales agreements with the business firms recommended by the Distributor or Distributor Agency Affiliates and (ii) except as limited in Section 9.C of this Agreement, appointing such business firms, and/or Associated Persons of such firms, as insurance agents of the Company in those States where such business firms and/or Associated Persons possess insurance agent licenses. None of the Distributor, Distributor Agency Affiliates, the Company or Underwriter shall have responsibility for, or bear the cost of, any registration or licensing of Broker-Dealers or any of their Associated Persons with the SEC, NASD or any state insurance governmental or regulatory agency. The costs of appointment shall be borne as provided in Section 9.C hereof. The Company shall maintain the appointment records of all agents appointed by the Company to distribute the Contracts or, if required by relevant state law, to engage in the wholesaling activities contemplated by this Agreement.

     C. Any sales agreement entered into by the Company and/or Underwriter with a Broker-Dealer shall provide that:

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          (i)   The Broker-Dealer (or an affiliated person duly registered as a broker-dealer with the SEC) shall train, supervise, and be solely responsible for the conduct of all of its Associated Persons in the proper method of solicitation, sale and delivery of the Contracts for the purpose of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities and insurance law requirements applicable in connection with the offering and sale of the Contracts;

          (ii) Purchase Payments shall be made payable to the Company and shall be delivered together with all applications and related information in accordance with the Procedures;

          (iii) The Broker-Dealer shall be solely responsible for all compensation paid to its Representatives and all related tax reporting that may be required under applicable law;

          (iv) The Broker-Dealer and its Representatives shall not use, develop or distribute any promotional, sales or advertising material that has not been approved in writing by the Company, Underwriter and Distributor and filed with the appropriate governmental or regulatory agencies; and

          (v) The Broker-Dealer shall not have authority, on behalf of the Company, Underwriter, Distributor or Distributor Agency
               Affiliates: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Purchase Payment; to receive any monies or Purchase Payments (except for the sole purpose of forwarding monies or Purchase Payments to the Company); or to expend, or contract for the expenditure of, funds of the Company, Underwriter, Distributor or Distributor Agency Affiliates.

     D. The Distributor and Distributor Agency Affiliates shall provide assistance to the Company in the appointment process applicable to Broker-Dealers and their Representatives as may be reasonably acceptable to the Company.

     E. The Distributor shall train, supervise, and be solely responsible for the conduct of all of its Associated Persons (including Distributor Agency Affiliates, but not Broker-Dealers or their Representatives unaffiliated with the Distributor or Distributor Agency Affiliates), for the purpose of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities and insurance laws applicable to the wholesaling activities contemplated in this Agreement. The Distributor and Distributor Agency Affiliates shall be responsible for the maintenance of licenses, certifications or permits that they determine to be necessary for themselves and/or their Associated Persons pursuant to any federal or state securities law or state insurance law.

     F. None of the Distributor, Distributor Agency Affiliates, the Company or Underwriter will have any supervisory responsibility (as such supervision is contemplated by the 1934 Act or the NASD's Rules of Fair Practice) with respect to Broker-Dealers or their Representatives. Under no circumstances will the Distributor or Distributor Agency Affiliates be responsible for Broker-Dealers' or their Representatives' failure to comply with applicable law or the Procedures.

     G. The Distributor shall not have authority on behalf of the Company: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Purchase Payment; or to receive any monies or Purchase Payments. The Distributor shall not expend, nor contract for the expenditure of, funds of the Company; nor shall the Distributor possess or exercise any authority on behalf of the Company other than that expressly conferred on the Distributor by this Agreement.

     H. The Distributor and Distributor Agency Affiliates shall act as independent contractors in the performance of their duties and obligations under this Agreement and nothing contained in this Agreement shall constitute the Distributor or any Distributor Agency Affiliate or their respective Associated Persons

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     as employees of the Company or Underwriter in connection with the wholesaling activities contemplated by this Agreement or otherwise.

4.   MARKETING AND SALES

     A. Prior to use with any member of the public, the Company shall provide to the Distributor copies of any promotional, sales and advertising material developed by the Company for the Distributor's review and written approval. Upon receipt of such material from the Company, the Distributor shall be given a reasonable amount of time to complete its review. The Distributor will respond on a prompt and timely basis in approving any such material. Failure to respond shall not relieve the Company of the obligation to obtain the prior written approval of the Distributor.

     In the event that the Distributor shall design any promotional, sales or advertising material relating to the Contracts, the Distributor shall provide to the Company copies of such material for the Company's review and written approval. Upon receipt of such material from the Distributor, the Company shall be given a reasonable amount of time to complete its review. The Company will respond on a prompt and timely basis in approving any such material. Failure to respond shall not relieve the Distributor of the obligation to obtain the prior written approval of the Company.

     The Underwriter shall be responsible for filing, as required, all promotional, sales or advertising material, whether developed by the Company, Underwriter or Distributor, with the NASD and any federal and state securities governmental or regulatory agencies. The Company shall be responsible for filing, as required, such material, whether developed by the Company, Underwriter or Distributor, with any state insurance governmental or regulatory agencies. Neither the Distributor nor Distributor Agency Affiliates shall have any responsibility for any of the filings referred to in this paragraph.

     If any such promotional, sales or advertising material names the Fund or the Fund's investment adviser, the Company shall furnish such material to the Fund or the Fund's distributor (if other than the Distributor) prior to its use. Such material shall not be used unless written approval has been obtained from the Fund or the Fund's distributor. Failure of the Fund or the Fund's distributor to respond shall not relieve the Company or Underwriter of the obligation to obtain the prior written approval of the Fund or the Fund's distributor.

     B. The Distributor acknowledges that the Company shall have the unconditional right to reject, in whole or in part, any application for a Contract. In the event an application is rejected, any Purchase Payment submitted will be returned by or on behalf of the Company to the applicant. The Company will notify the Distributor and the Broker-Dealer who submitted the Purchase Payment of such action. In the event that a purchaser exercises his/her free look right under his/her Contract, any amount to be refunded as provided in such Contract will be so refunded to the purchaser by or on behalf of the Company. The Company will notify the Distributor and the Broker-Dealer who solicited the sale of the Contract of such action.

     C.  The Distributor will pay the following expenses related to its
     wholesaling activities   contemplated by this Agreement:

          (i)        the compensation, if any, of its Associated Persons;

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          (ii)      expenses associated with the initial licensing, if any, and training of its Associated Persons involved in the wholesaling activities;

          (iii) expenses for design and development of (1) marketing kits and prospectus covers in a design which are agreed upon by the Company and the Distributor, which meet regulatory requirements as determined by the Company, and which are provided to the Company in camera-ready format, and (2) of promotional and advertising materials;

          (iv) printing of promotional and advertising materials (not including marketing kits and prospectuses);

          (v) mailing of any promotional and advertisng material and marketing kits in connection with the distribution of the contracts

          (vi) fulfillment of marketing materials and forms to broker-dealers

          (vii) the printing, mailing (such mailing to be conducted by the Distributor), and all other activities associated with proxy solicitations;

          (viii) mailing of Fund prospectuses, supplements and periodic reports relating to the Fund to contract owners;

          (ix) any additions, inserts, or packaging enhancements to the Company's basic "Welcome Package";

          (x) expenses associated with telecommunications with the Company at the sites of the Distributor or its Associated Persons, including site installations and purchases, leases or rentals of modems, terminals and other hardware, and lease line telephone charges; and

          (xi) any other expenses incurred by the Distributor or its Associated Persons for the purpose of carrying out the obligations of the Distributor hereunder.

          Except for such expenses and the expenses described in this Section 4.C and in Section 4.G of this Agreement, the Distributor shall not be responsible for any expenses relating to the Contracts or distribution of the Contracts or the processing of Contracts or applications, including without limitation any expenses incurred in connection with the return of Purchase Payments solicited by Broker-Dealers for applications rejected or not timely received by the Company, or relating to any of the matters or acts contemplated by this Agreement.

     D.  The Company will pay all expenses in connection with:

          (i) the preparation and filing with appropriate governmental or regulatory agencies of the Registration Statements and each preliminary Prospectus and definitive Prospectus;

          (ii) the preparation and issuance of the Contracts, including the Company's basic "Welcome Package" (any additions, inserts, or packaging enhancements to the Company's basic "Welcome Package" shall be at the expense of the Distributor, as set forth in Section 4.C.(x), above).

          (iii) any authorization, registration, qualification or approval of the Contracts required under the securities, blue-sky laws or insurance laws of the States in the Territory;

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          (iv)      registration fees for the Contracts payable to the SEC, the
                    NASD or any other governmental or regulatory agency;

          (v) printing of marketing kits materials, including prospectus (other than those born by the Fund pursuant to the Participation Agreement) used in connection with the distribution of the Contracts based on the schedule for each product as set forth in Schedule 6.

          (vi) the mailing of Contract Prospectuses and any supplements thereto, as required by federal securities laws, and periodic reports relating to the Accounts to Contract owners;

          (vii) the preparation and printing of administrative forms utilized in connection with the distribution of the Contracts, including but not limited to the form of application;

          (viii) the preparation of Contract Owner lists for the purposes of proxy solicitations;

          (ix)      compensation as provided in Section 9 hereof; and

          (x) any other expenses related to the distribution of the Contracts except those set forth in Section 4.C of this Agreement and except as provided in Section 4.E of this Agreement.

     E. The Company alone shall be responsible for and bear the cost of administration of the Contracts following their issuance including all Contract Owner service and communication activities, but the Distributor shall be responsible for answering inquiries from Broker-Dealers or Representatives regarding the investment performance of the Contracts as permitted by applicable law.

     F. The Company, as agent for the Underwriter, will confirm to each applicant for and owner of a Contract in accordance with Rule lOb-10 under the 1934 Act its acceptance of Purchase Payments and such other transactions as are required by Rule l0b-10 or administrative interpretations thereunder and in accordance with Release 8389 under the 1934 Act.

     G. The Distriubtor agrees to reimburse the Company for development and implementation costs for each new product based upon the schedule set forth in Schedule 5.

5.   REPRESENTATIONS AND WARRANTIES

     A. The Company and Underwriter each represent and warrant to the Distributor and each Distributor Agency Affiliate, on the effective date of each Registration Statement for the Contracts (or class of Contracts) and at each time that a Contract is sold and, with respect to Clauses (vii),
     (viii), (xi) and (xii) below, also on the date of this Agreement, as follows:

          (i) The Registration Statement has been declared effective by the SEC or has become effective in accordance with the Regulations.

          (ii) The Registration Statements and the Prospectuses each comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the Regulations, and neither the Registration Statements nor the Prospectuses contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, however, that none of the representations and warranties in this
                    Section 5.A.(ii) shall apply to statements in or omissions from the Registration Statements or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by the Distributor expressly for use in the Registration Statements.

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          (iii)     Neither the Company nor Underwriter has received any notice from the SEC with respect to the Registration Statement or the Account supporting the Contracts described in the Registration Statements pursuant to Section 8(e) of the 1940 Act and no stop order under the 1933 Act has been issued and no proceeding therefor has been instituted or threatened by the SEC.

          (iv) The accountants who certified the financial statements included in the Registration Statements and Prospectuses are independent public accountants as required by the 1933 Act and the Regulations.

          (v) The financial statements included in the Registration Statements present fairly the respective financial positions of the Company and the Account supporting the Contracts described in the Registration Statements as of the dates indicated; and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

          (vi) Subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, of the Company, Underwriter or the Account supporting the Contracts described in the Registration Statements that would cause such information to be materially misleading.

          (vii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of domicile with full power and authority to own, lease and operate its properties and conduct its business in the manner described in the Prospectus; is duly qualified to transact the business of a life insurance company; and is in good standing, in each State in the Territory in which the Contracts are or will be offered.

          (viii) The Underwriter has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and conduct its business in the manner described in the Prospectuses; is duly registered as a broker-dealer with the SEC and with the securities commission of every state in the Territory with which such registration is required; and is a member in good standing with the NASD.

          (ix) Each Account supporting the Contracts described in the Registration Statements has been duly authorized and established and is validly existing as a separate account under the insurance code of the respective Company's state of domicile, and is duly registered with the SEC as a unit investment trust under the 1940 Act.

          (x) The form of the Contracts has been approved to the extent required by the Insurance Commissioner of each Company's respective state of domicile and by the governmental agency responsible for regulating insurance companies in each other State in the Territory in which the contracts are offered.

          (xi) The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement have been duly authorized by all necessary corporate action by the Company and Underwriter and when so executed and delivered this Agreement will be the valid and binding obligation of the Company and Underwriter enforceable in accordance with its terms.

          (xii) The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the Company or Underwriter, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Company or Underwriter is a party or by which either is bound, or violate any law, or, to the best of the Company's or Underwriter's knowledge, any order, rule or regulation applicable to the Company or Underwriter of any court or of any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over the Company or Underwriter or any of their respective properties.

         (xiii) No consent, approval, authorization or order of any court or governmental authority or agency is required for the issuance or sale of the Contracts or for the consummation of the transactions contemplated by this Agreement, that has not been obtained.

          (xiv) The Company has filed with the SEC all statements and other documents required for registration under the provisions of the 1940 Act and the Regulations thereunder of the Account supporting the Contracts described in the Registration Statement, and such registration has been effected; there are no agreements or documents required by the 1933 Act, the 1940 Act, or the Regulations to be filed with the SEC as exhibits to the Registration Statement, that have not been so filed; and the Company has obtained all exemptive or other orders of the SEC necessary to make the public offering and consummate the sale of the Contracts pursuant to this Agreement and to permit the operation of the Accounts supporting the Contracts described in the Registration Statements, as contemplated in the Prospectuses.

           (xv) The Contracts have been duly authorized by the Company and conform to the descriptions thereof in the Registration Statements and the Prospectuses and, when issued as contemplated by the Registration Statements, will constitute legal, validly issued and binding obligations of the Company in accordance with their terms.

     B. The Distributor represents and warrants to the Company on the date hereof as follows:

          (i) the Distributor has taken all action including, without limitation, those necessary under its articles of incorporation, by-laws and applicable state corporate law, necessary to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereunder.

          (ii) the Distributor is and during the term of this Agreement shall remain duly registered as a broker-dealer under the 1934 Act, a member in good standing with the NASD, and duly registered as a broker-dealer under applicable state securities laws.

6.   ADDITIONAL RESPONSIBILITIES OF THE COMPANY

     A.   The Company shall use its best efforts:

          (i) to maintain the registration of the Contracts with the SEC and any state securities commissions of any State in the Territory where the securities or blue-sky laws of such State require registration of the Contracts, including without limitation using its best efforts to prevent a stop order from being issued or if a stop order has been issued to cause such stop order to be withdrawn;

          (ii) to gain approval or other authorization of the Contract forms where required under the insurance laws and regulations of each State in the Territory (provided, however, that it shall be within the Company's discretion whether to obtain such approval or authorization in Guam); and

          (iii) to keep such registration, approval and authorization in effect thereafter so long as the Contracts are outstanding.

     B. During the term of this Agreement the Company shall take all reasonable action required to cause each class of Contracts to comply, and to continue to comply, as annuity contracts or life insurance contracts, as the case may be, and to cause the Registration Statements and the Prospectus for each class of Contracts to comply, and to continue to comply, with: all applicable federal laws and regulations and all applicable laws and regulations of each State in the Territory.

     C. The Company, during the term of this Agreement, shall notify the Distributor immediately:

          (i) when each Registration Statement has become effective or any post-effective amendment with respect to the Registration Statement thereafter becomes effective;

          (ii) of any request by the SEC for any amendment to a Registration Statement or supplement to a Prospectus or for additional information;

          (iii) of any event that makes any material statement made in a Registration Statement or a Prospectus untrue in any material respect or results in a material omission in a Registration Statement or a Prospectus;

          (iv) of the issuance by the SEC of any stop order with respect to a Registration Statement or any amendment thereto, or the initiation of any proceedings for that purpose, or for any other purpose relating to the registration and/or offering of the Contracts (or class of Contracts);

          (v) in which States in the Territory registration of the Contracts (or class of Contracts) is required under the securities or blue-sky laws, and when such registrations have become effective.

     D. The Company shall furnish to the Distributor without charge promptly after filing five (5) copies of each Registration Statement as originally filed and any pre-effective or post-effective amendment thereto, including financial statements and all exhibits, including exhibits incorporated therein by reference.

     E. The Company shall timely file all reports, statements and amendments required to be filed by or for each Account or class of Contracts under the 1933 Act and/or the 1940 Act or the Regulations.

     F. The Company shall deliver to the Distributor, as soon as practicable after it becomes available, the Annual Statements for the Company and for each Account in the form filed with their respective state of domicile, and any quarterly reports upon the Distributor's request.

     G. The Company and Underwriter will provide the Distributor access to such records, officers and employees of the Company, Underwriter and each Account at reasonable times as is necessary to enable the Distributor to fulfill its obligations under the federal securities laws and NASD rules. The Distributor will provide the Company and Underwriter access to such of its records, officers and employees at reasonable times as is necessary to enable the Company and Underwriter to fulfill their obligations under the federal securities laws and NASD rules.

7.   CONFIDENTIALITY

     A. The Company and Underwriter acknowledge that the names and addresses of all customers and prospective customers (for purposes of this Section 7.A, the terms "customers" and "prospective customers" shall not mean Broker-Dealers) of the Distributor, of its parent company and of any affiliated person of the Distributor, Distributor Agency Affiliates or of any Broker-Dealer that may come to the attention of the Company, Underwriter or any person affiliated with the Company or Underwriter as a result of their relationship with the Distributor, its parent company or any affiliated person of the Distributor, Distributor Agency Affiliates or any Broker-Dealer and not from any independent source, are confidential and shall not be used by the Company or Underwriter or any person affiliated with the Company or Underwriter for any purpose whatsoever except as may be necessary in connection with the administration of the Contracts sold by the Broker-Dealers, including responses to specific requests made to the Company for service by Contract owners or efforts to prevent the replacement of such Contracts or to encourage the exercise of options under the terms of the Contracts. The restrictions set forth in the previous sentence do not apply if and to the extent a Broker-Dealer knowingly discloses the names and addresses of its customers or prospective customers to the Company or Underwriter outside the operation of this Agreement. In no event shall the names and addresses of such customers and prospective customers be furnished by the Company, Underwriter or any of their affiliated persons to any other person. The intent of this paragraph is that neither the Company nor Underwriter, nor persons affiliated with the Company or Underwriter, shall utilize, or permit to be utilized, their knowledge of the Distributor, of its parent company or of any affiliated person of the Distributor, Distributor Agency Affiliates or any Broker-Dealer, derived as a result of the relationship created through the funding and sale of the Contracts or the solicitation of sales of any product or service. This paragraph shall remain operative and in full force and effect regardless of the termination of this Agreement, and shall survive any such termination.

8.   RECORDS

     The Company, Underwriter, Distributor and Distributor Agency Affiliates shall each maintain such accounts, books and other documents as are required to be maintained by each of them by applicable laws and regulations and shall preserve such accounts, books and other documents for the periods prescribed by such laws and regulations. The accounts, books and records of the Company, Underwriter, the Account, the Distributor and Distributor Agency Affiliates as to all transactions hereunder shall be maintained so as to clearly and accurately disclose the nature and details of the transactions, including such accounting information as necessary to support the reasonableness of the amounts paid by the Company hereunder. Each party shall have the right to inspect and audit such accounts, books and records of the other party during normal business hours upon reasonable written notice to the other party. Each party shall keep confidential all information obtained pursuant to such an inspection or audit, and shall disclose such information to third parties only upon receipt of written authorization from the other party, except as required by law.

9.   BROKER-DEALER COMPENSATION AND DISTRIBUTOR PROMOTIONAL ALLOWANCES

     A. The Company shall compensate Broker-Dealers for sales of the Contracts by the Broker-Dealers pursuant to Schedule 4 to this Agreement, as such Schedule may be amended from time to time upon mutual agreement of the parties to this Agreement. Such compensation shall be based on Purchase Payments received and accepted by the Company for all Contracts issued on applications obtained by the Broker-Dealers or any of their respective Representatives. The Company will pay compensation due Broker-Dealers in accordance with the procedures set forth on Schedule 4. The compensation provided for in this Section 9 shall be payable to the Broker-Dealer in accordance with the Sales Agreement between the Underwriter and the Broker-Dealer for so long as the Contracts are outstanding regardless of whether this Agreement is still in effect. In addition to the Compensation payable to Broker-Dealers, the Company shall pay Distributor a Promotional Allowance as a reimbursement for its expenses incurred relating to its wholesaling activities contemplated by this Agreement. Promotional Allowances shall be payable to Distributor in such amount and in accordance with the procedures as set forth on Schedule 4, as such Schedule may be amended from time to time upon mutual agreement of the parties to this Agreement. Promotional Allowances shall be payable to Distributor for so long as the Contracts are outstanding and this Agreement remains in effect.

     If any State in the Territory by insurance rule, regulation or statute, prohibits payment of Promotional Allowances to the Distributor, the Distributor shall designate in writing a business entity or natural person, including Distributor Agency Affiliates, meeting the requirements of such State to receive any amounts that may otherwise be payable to the Distributor hereunder. The Distributor may change such designation from time to time upon written notice to the Company. Any payments made by the Company to any person or entity so designated by the Distributor shall discharge the Company's liability to the Distributor hereunder.

     If a purchaser rescinds a Contract or exercises a right to surrender a contract for return of all Purchase Payments, the Distributor will pay on demand the amount of any Promotional Allowances it received on the Purchase Payments returned.

     B. INDEBTEDNESS. Nothing in this Agreement shall be construed as giving the Distributor the right to incur any indebtedness on behalf of the Company.

     C. APPOINTMENT FEES. The Company will pay the initial and renewal fees for agent appointment by the Company of duly licensed Distributor Agency Affiliates and Broker-Dealers and their respective Associated Persons, as follows:

          (i) that if total annual sales of the Contracts exceed $60,000,000 during any calendar year beginning January 1, 1997, the Company will pay up to $600,000 of appointment fees; provided, however, if sales do not meet this goal, the Distributor will reimburse the Company for all appointment fees paid during the calendar year.

          (ii) if total sales of contracts exceed $100,000,000 during any calendar year, the Company will pay up to $1,300,000 of appointment fees. If sales do not meet this goal but do exceed $60,000,000, the Distributor will reimburse the Company for all appointment fees paid during the calendar year over $600,000.

          (iii) The Distributor will reimburse the Company for all appointment fees over $1,3000,000 during any calendar year, unless prior agreement is made with the Company.

     The Company reserves the right to refuse to pay renewal fees for individuals not meeting such minimal sales as may be agreed upon from time to time.

     D. REPORTING. The Distributor shall be responsible for all tax reporting information, if any, that the Distributor is required to provide under applicable tax law to its Associated Persons with respect to the Contracts. Nothing contained in this Agreement or any sales agreement with a Broker-Dealer is to be construed to require the Distributor to provide any tax reporting information directly or indirectly to any Broker-Dealer or its Representatives.

     E. SURVIVAL. This Section 9 shall remain operative and in full force and effect regardless of the termination of this Agreement, and shall survive any such termination.

10.  INVESTIGATION AND PROCEEDINGS

     A. The Company, Underwriter and Distributor will cooperate fully in any securities or insurance governmental or regulatory investigation or proceeding or judicial proceeding arising in connection with the offering, sale or distribution of the Contracts for which the Distributor acts as wholesaler pursuant to this Agreement. Without limiting the foregoing, the Company, Underwriter and Distributor agree to notify one another promptly of any customer complaint or notice of any governmental or regulatory investigation or proceeding or judicial proceeding received by any of them with respect to the Company, Underwriter, Distributor or any of their respective Associated Persons or that may affect the issuance of any Contract for which the Distributor acts as wholesaler pursuant to this Agreement.

     B. In the case of a substantive customer complaint, the Company, Underwriter, Distributor and Distributor

     Agency Affiliates will cooperate in investigating such complaint and any response by the Company or Underwriter, as one party, or the Distributor or Distributor Agency Affiliates, as another party, to such complaint will be sent to the other party for approval not less than five business days prior to its being sent to the customer or any governmental or regulatory agency, except that if a more prompt response is required, the proposed response shall be communicated by telephone, telegraph or facsimile. Neither such party will release any such response without the other party's prior written approval, unless otherwise required by applicable law.

11.  INDEMNIFICATION

     A. The Company and Underwriter, jointly and severally, shall indemnify and hold harmless the Distributor and Distributor Agency Affiliates and each person who controls or is associated with the Distributor or Distributor Agency Affiliates within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Distributor, Distributor Agency Affiliates and/or such person may become subject, under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, blue sky application or other document executed by the Company specifically for the purpose of qualifying any or all of the Contracts for sale under the securities laws of any State, promotional, sales or advertising material for the Contracts, or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such untrue statement or omission or such alleged untrue statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company or Underwriters by the Distributor specifically for use in the preparation of any such Registration Statement, Prospectus or blue-sky application or other document, material or Contract (or any such amendment or supplement thereto); or

          (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Fund Registration Statement, Fund Prospectus, blue sky application or other document executed by the Fund specifically for the purpose of qualifying any or all of the shares of the Fund for sale under the securities law of any State, or in any promotional, sales or advertising material or written information relating to the shares of the Fund authorized by the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Distributor or the Fund by the Company specifically for use in the preparation of any such Fund Registration Statement, Fund Prospectus, blue-sky application or other document (or any such amendment or supplement thereto); or

          (iii) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact by or on behalf of the Company or Underwriter (other than statements or representations contained in the Fund Registration Statement, Fund Prospectus or promotional, sales or advertising material of the Fund that were not supplied by the Company,

                    Underwriter or persons under their control) or wrongful conduct of the Company or Underwriter or persons under their control with respect to the sale or distribution of the Contracts; or

          (iv) result because of the terms of any Contract or because of any material breach by the Company or Underwriter of any terms of this Agreement or of any Contract or that proximately result from any activities of the Company' or Underwriter' officers, directors, employees or agents or their failure to take action in connection with the sale of a Contract, to the extent of the Company's or Underwriter's obligations under this Agreement or otherwise, or the processing or administration of the Contracts.

          This indemnification obligation will be in addition to any liability that the Company or Underwriter may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this Section ll.a if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

     B. The Distributor shall indemnify and hold harmless the Company and Underwriter and each person who controls or is associated with the Company or Underwriter within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any such person may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or blue-sky application or other document executed by the Company specifically for the purposes of qualifying any or all of the Contracts for sale under the securities law of any State (or any amendment or supplement to the foregoing), or omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company or Underwriter by the Distributor specifically for use in the preparation of any such Registration Statement, Prospectus, such blue-sky application or other document (or any such amendment or supplement thereto); or

          (ii) any use of promotional, sales or advertising material for the Contracts not authorized by the Company or any verbal or written misrepresentations or any unlawful sales practices concerning the Contracts by the Distributor or Distributor Agency Affiliates under federal securities laws or NASD regulations (but not including state insurance laws compliance with which is a responsibility of the Company or Underwriter under this Agreement or otherwise); or

          (iii) claims by agents, representatives or employees of the Distributor for compensation or other remuneration of any type; or

          (iv) any material breach by the Distributor or Distributor Agency Affiliates of any provision of this Agreement.

          This indemnification obligation will be in addition to any liability that the Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this Section ll.b if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

     C. After receipt by a party entitled to indemnification ("indemnified party") under this Section 11 of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Section 11 ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this
     Section 11, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnified party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     D. The indemnification provisions contained in this Section 11 shall remain operative in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or by or on behalf of any controlling person thereof, (ii) delivery of any Contracts and Purchase Payments therefor, or (iii) any termination of this Agreement. A successor by law of the Distributor or the Company, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 11.

12.  TERMINATION

     A. This Agreement may be terminated at the option of any party upon six months advance written notice to the other parties, such termination to be effective no earlier than one year following the date on which the first Contract is issued to the public.

     B. This Agreement shall terminate automatically if it is assigned. This Agreement may be terminated at the option of the Company and Underwriter, as one party, or the Distributor and Distributor Agency Affiliates, as one party, upon the other party's material breach of any provision of this Agreement.

     C. Upon termination of this Agreement all authorizations, rights and obligations shall cease except:
          (i)       the obligation to settle accounts hereunder, as set forth in
                    Schedule 4;

          (ii) the provisions contained in Sections 7, 9 and 11 of this Agreement; and

          (iii) the indemnification provisions set forth in Section 11 of this Agreement, or as otherwise specifically noted in this Agreement.


13.  RIGHTS, REMEDIES, ETC, ARE CUMULATIVE.

     The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws. Failure of the Distributor or Distributor Agency Affiliates, as one party, or the Company or Underwriter, as another party, to insist upon strict compliance by the other party with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

14.  NOTICES

     All notices hereunder are to be made in writing and shall be given:

          if to the Company to:
               Richard M. Reilly
               President
               Allmerica Financial Life Insurance and Annuity Company 440 Lincoln Street
               Worcester, MA  01653

          if to the Underwriter:
               Stephen J. Parker
               President and CEO
               Allmerica Investments Inc.
               440 Lincoln Street
               Worcester, MA 01653

          if to the Distributor or Distributor Agency Affiliates, to:
               Western Capital Financial Group, Inc.
               At.:  President
               4285 Executive Square, Suite 325
               Legale, CA 92037

or such other address as such party may hereafter specify in writing. Each such notice to a party shall be either hand delivered or transmitted by registered or certified United States mail with return receipt requested, and shall be effective upon delivery.



15.  INTERPRETATION, JURISDICTION ETC.

     This Agreement constitutes the whole agreement between the parties to this Agreement relating to the wholesaling activities contemplated in this Agreement, and supersedes all prior oral or written negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. The parties acknowledge that the Company, the Distributor and the Fund have entered into the Participation Agreement in contemplation of entering into this Agreement. This Agreement shall be construed and the provisions of this Agreement interpreted under and in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

16.  ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement, or the breach of this Agreement, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

17.  HEADINGS

     The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

18.  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

19.  SEVERABILITY

     This is a severable agreement and in the event that any part or parts of this Agreement shall be held to be unenforceable to its or their full extent, then it is the intention of the parties to this Agreement that such part or parts shall be enforced to the extent permitted under the law, and, in any event, that all other parts of this Agreement shall remain valid and duly enforceable as if the unenforceable part or parts had never been a part of this Agreement.

20.  REGULATION

     This Agreement shall be subject to the provisions of the 1933 Act, 1934 Act and 1940 Act and the Regulations and the rules and regulations of the NASD, from time to time in effect, including such exemptions from the 1940 Act as the SEC may grant, and the terms of this Agreement shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from Section 15(b)(2) of the 1940 Act.

21.  MISCELLANEOUS

     For the purposes of Section 4(G), "Aggregate Sales" shall refer to the aggregate sales through Distributor pursuant both to this Agreement and to the Wholesaling Agreement ("First Allmerica Agreement") with First Allmerica Financial Life Insurance Company ("First Allmerica"). Based on such Aggregate Sales, Distributor shall be responsible for only a single Reimbursement amount, and such Reimbursement shall be divided between the Company and First Allmerica as they may mutually agree. For the purposes of Section 9(C), "total annual sales" shall refer to the total annual sales through Distributor pursuant both to this Agreement and to the First Allmerica Agreement, and "total amount of initial or renewal fees" shall refer to the aggregate amount of such fees incurred by the Company and
     First Allmerica.   For the purposes of Schedule 6,   "total quantity" shall
     refer to the total number of marketing kits and prospectuses provided pursuant both to this Agreement and to the First Allmerica Agreement.

IN WITNESS WHEREOF, each party hereto represents that the officer signing this Agreement on the party's behalf is duly authorized to execute this Agreement; and each party has caused this Agreement to be duly executed by such authorized officer on the date specified below.


                         ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


Date:                    By:  /s/  Richard M. Reilly
                              ---------------------------------------
                         Name:   Richard M. Reilly

                         Title:  President and Chief Executive Officer

                         ALLMERICA INVESTMENTS, INC.


Date:                    By:  /s/ Richard M. Reilly
                              ---------------------------------------
                         Name:   Richard M. Reilly

                         Title:  Director



                         WESTERN CAPITAL FINANCIAL GROUP, INC.
                         (on its own behalf and on behalf of
                         the Distributor Agency Affiliates)


Date:                      By: /s/ H. Michael Schwartz
                              ---------------------------------------
                           Name:   H. Michael Schwartz

                           Title:  President

                                   SCHEDULE I

                          DISTRIBUTOR AGENCY AFFILIATES

                             Effective______ , 1996




                                             State(s) In
Distributor Agency Affiliate                Which Licensed
----------------------------                --------------
   Palladian Marketing Group, Inc.          Connecticut, New York

                                     SCHEDULE 2
                                  FUND PORTFOLIOS
                           AVAILABLE UNDER THE CONTRACTS

                             Effective _________, 1996


               Name of Separate Account       Underlying Funds
               ------------------------       ----------------

               Fulcrum Fund Separate          Value Portfolio of The
               Account of Allmerica           Palladian Trust
               Financial Life
               Insurance and Annuity          Growth Portfolio of The
               Company                        Palladian Trust

                                              International Growth
                                              Portfolio of
                                              The Palladian Trust

                                              Global Strategic Income
                                              Portfolio of
                                              The Palladian Trust

                                              Global Interactive/Telecomm
                                              Portfolio of The Palladian
                                              Trust

                                              Money Market Fund of
                                              Allmerica Investment Trust




               Name of Separate Account       Underlying Funds
               ------------------------       ----------------
               Fulcrum Fund Variable Life     Value Portfolio of The
               Separate Account of            Palladian Trust
               Allmerica Financial Life
               Insurance                      Growth Portfolio of The
               and  Annuity Company           Palladian Trust

                                              International Growth
                                              Portfolio of
                                              The Palladian Trust

                                              Global Strategic Income
                                              Portfolio of
                                              The Palladian Trust

                                              Global Interactive/Telecomm
                                              Portfolio of The Palladian
                                              Trust

                                              Money Market Fund of
                                              Allmerica Investment Trust

                                               SCHEDULE 3
                           CONTRACTS SUBJECT TO PROMOTIONAL AGENT AGREEMENT

                                         Effective      , 1996


                                     SEC
 Marketing          Policy        Registration         Name of
   Name             Form No.          No,            Separate Account
 ---------          -------       ------------       -----------------

 Fulcrum Fund       A3025-96                         Fulcrum Separate
 Variable Annuity                  333-11377         Account of Allmerica
                                   811-7799          Financial Life
                                                     Insurance and
                                                     Annuity Company

 Fulcrum Fund       1030-96                          Fulcrum Variable Life
 Single Premium                                      Separate Account of
 Variable Life                                       Allmerica Financial
 Policy                                              Life Insurance and
                                                     Annuity Company

                                   SCHEDULE 4
                         BROKER-DEALER COMPENSATION AND
                   DISTRIBUTOR PROMOTIONAL ALLOWANCE SCHEDULE

VARIABLE ANNUITY CONTRACTS

(A). The maximum Broker-Dealer Commission and Distributor Service Fees Compensation payable by the Company with respect to the sale and distribution of the Contracts shall be 7.1% of initial and subsequent Purchase Payments received and accepted by the Company.

(B). Of the amount specified in item (A), above, 6.00% shall be payable by the Company as Broker-Dealer sales commissions, or in lieu thereof the Broker-Dealer may select an alternative trail commission option, if available. In the event that an annuitant is over 85.5 years old, the only commission option available to the Broker-Dealer will be a 1% trail option. Commission to the Broker-Dealer will be reduced by 0.50% for contracts sold is states that require the Company to pay premium tax at time of issue.

(C). Of the amount specified in item (A), above, 1.10% shall be payable to the Distributor for administrative and support services ("Variable Annuity Promotional Allowance") with respect to the distribution of the contracts.

(D). Actual compensation paid to the Distributor will be net of an offset of $30 for each policy anniversary and surrender of any contract issued to a 401(k) plan with Accumulated Value of less than $100,000. This offset will apply only to the extent that the Company waives its policy fee in connection with contracts issued in connection with such 401(k) plans.

(E). Variable Annuity Promotional Allowances will be paid to the Distributor no less frequently than twice a month.

(F). To the extent that the commissions paid to the Broker-Dealer as outlined in item (B), above, increases or decreases, than the Variable Annuity Promotional Allowance, outlined in item (C), above, shall decrease or increase accordingly, such that the total compensation paid by the Company shall be equal to a maximum of 7.10%.

(G). Notwithstanding item (F), above, the Company reserves the right to reduce the commission payable to a Broker-Dealer on any contract sold in connection with a 401(k) plan, WITHOUT increasing the compensation payable to the Distributor under item (C), above.

SINGLE PREMIUM VARIABLE LIFE CONTRACTS
(A). Maximum Initial Compensation payable by the Company with respect to the sale and distribution of Variable Life Contracts shall be 8.0% of initial and subsequent payments. The Maximum Initial Compensation is reduced for issue ages 65 and older, and is payable as follows:



                     Issue                    Maximum Initial
                      Age                       Compensation
                  ------------                ---------------
                  65 and Under                8.00%
                  66 - 75                     7.70%
                  76 - 85                     6.75%
                  86 +                        4.95%

Of the Maximum Initial Compensation above, between 6.50% and 7.00% shall be payable by the Company as Broker-Dealer sales commissions. The remainder shall be payable to the Distributor for administrative and support services with respect to the distribution of the Contracts ("Variable Life Promotional Allowance").

(B). In addition to the amount specified in (A) above as Maximum Initial Compensation, 0.50% shall be payable to the Distributor as fees with respect to product development/consultation ("Product Development Fees").

(C). In addition to the Commissions payable in (A), Broker-Dealers shall be paid deferred compensation beginning in contract year 11 as follows:

Deferred Compensation- COI based:  50% of standard (even if the Contract charges substandard rates) COI charges in year 1-10, paid quarterly beginning in contract year 11

Trail: 0.25% of account value (unloaned assets) each quarter, beginning in contract year 11

(D). If the Distributor should determine that the level of Commissions payable to the Broker-Dealer as set forth in (A) shall increase or decrease, than the Variable Life Promotional Allowance shall decrease or increase accordingly, such that the total compensation payable by the Company shall be equal to the Maximum Initial Compensation set forth in (A).

                                    SCHEDULE 5
                DEVELOPMENT AND ADMINISTRATIVE COST REIMBURSEMENT

(A)  FULCRUM FUND VARIABLE ANNUITY

(1) With respect to the Fulcrum Fund Variable Annuity product, the Distributor agrees to reimburse the Company for development and implementation costs at the end of a period (the "initial Variable Annuity measurement period") of 15 months from the later of the following dates:

     (a) the date on which the Company has obtained approval of the product in 35 states (which will include California, Florida, Arizona, Michigan, Massachusetts, Texas, and Pennsylvania, unless (1) the Company determines, in good faith and upon notice to the Distributor, that approval of the product in any such state is not reasonably possible without material modifications to the contract, or (2) in California, if approval is not obtained because of any failure of the funds of The Palladian Trust to satisfy the requirements of California insurance statutes and regulations, or interpretive positions of the California Insurance Department).

     (b) the date on which the registration statement for the product under the 1933 Act is effective; or

     (c) the date on which the product is available for sale to the public, as determined by the Company.

     based on the following schedule unless the combined product sales require Variable Annuity reimbursement of a lower amount (as described in Section
     (A)(2) and Section (B)(2)) :


           AGGREGATE SALES                  REIMBURSEMENT
          --------------------             ---------------
          $0 up to $75,000,000             $600,000
          $75,000,001 to $95,000,000       $480,000
          $95,000,001 to $115,000,000      $360,000
          $115,000,001 to $135,000,000     $240,000
          $135,000,001 to $155,000,000     $120,000
          $155,000,001 to $175,000,000     $ 50,000
          $175,000,001 and over            $      0


(2) For sales over $175 million during the initial Variable Annuity measurement period, the Distributor will receive a credit of $100,000 for each $20 million (pro rata for a portion thereof), of annuity sales to offset any SPVUL reimbursement which may be required for the Fulcrum Fund SPVUL, as set forth in Section (B), below. Under no circumstances will the Company make any payments to the Distributor for the credit.

(3) If Variable Annuity reimbursement is required, it will be payable in equal monthly installments over a 24 month period from the date the Company provides notice to the Distributor that Variable Annuity reimbursement is due the Company.

(4) If Variable Annuity reimbursement is required and during the next 15 month period from date of expiration of the initial Variable Annuity measurement period (the "subsequent Variable Annuity measurement period") cumulative sales for any consecutive 15 month period reach $175 million, then the Distributor will no longer be required to make Variable Annuity reimbursement payments and the Company will refund all Variable Annuity reimbursement payments made to date. If during the subsequent Variable Annuity measurement period, cumulative sales for any three month period (which may include the last 3 months of the initial Variable Annuity measurement period), exceeds $44 million, then the Distributor may suspend Variable Annuity reimbursement payments until the end of the subsequent Variable Annuity measurement period, at which time the Company will make a determination as to whether Variable Annuity reimbursement payments are due. If cumulative sales reach $175 million for any period of 15 consecutive months by the end of the subsequent Variable Annuity measurement period, then the Distributor will no longer be required to make
     Variable Annuity reimbursement payments and the Company will refund all Variable Annuity reimbursement payments which have been made.

(5) If during the initial Variable Annuity measurement period or the subsequent Variable Annuity measurement period there should be material changes to federal tax laws ("Material Tax Law Change"), which have a significant negative impact on the sales of variable annuities, then each Variable Annuity reimbursement amount set forth above in Section (A)(1) will be reduced by 50%. For the purposes of this section, "significant negative impact" shall mean a reduction of 35 % or more in the average monthly industry sales of individual variable annuity contracts from the average monthly industry sales of individual variable annuity contracts for the consecutive three month period prior to the Material Tax Law Change, as reported by VARDS, and the Company agrees that the reduction is reasonably attributable to the Material Tax Law Change.

(B)  FULCRUM FUND SPVUL

(1) With respect to the Fulcrum Fund SPVUL product, the Distributor agrees to reimburse the Company for development and implementation costs at the end of a period (the "initial SPVUL measurement period") of 18 months from the later of the following dates:

     a) the date on which the Company has obtained approval of the product in 35 states (which will include California, Florida, Arizona, Michigan, Massachusetts, Texas, and Pennsylvania, unless
          (1) the Company determines, in good faith and upon notice to the Distributor, that approval of the product in any such state is not reasonably possible without material modifications to the contract, or (2) in California, if approval is not obtained because of any failure of the funds of The Palladian Trust to satisfy the requirements of California insurance statutes and regulations, or interpretive positions of the California Insurance Department).

     b) the date on which the registration statement for the Fulcrum Fund SPVUL under the 1933 Act is effective; or

     c) the date on which the product is available for sale to the public, as determined by the Company,

     based on the following schedule unless the combined product sales require SPVUL reimbursement of a lower amount (as described in Section (A)(2) and Section (B)(2)) :


          AGGREGATE SALES                             REIMBURSEMENT
          ---------------                             -------------
          $0 up to $80,000,000                        $700,000
          $80,000,001 to $100,000,000                 $580,000
          $100,000,001 to $120,000,000                $460,000
          $120,000,001 to $140,000,000                $340,000
          $140,000,001 to $160,000,000                $220,000
          $160,000,001 to $175,000,000                $100,000
          $175,000,001 and over                       $      0

2) For sales over $175 million during the initial SPVUL measurement period, the Distributor will receive a credit of $100,000 for each $20 million (pro rata for a portion thereof) of SPVUL sales to offset any reimbursement which may be required for the Fulcrum Fund Variable Annuity. Under no circumstances will the Company make any payments to the Distributor for the credit.

(3) If SPVUL reimbursement is required it will be payable in equal monthly installments over the 24 month period from the date the Company provides notice to the Distributor that SPVUL reimbursement is due the Company.

(4) If SPVUL reimbursement is required, and during the next 24 month period from date of expiration of the initial SPVUL measurement period ( "the subsequent SPVUL measurement period") cumulative sales for any consecutive 15 month period reach $175 million, then the Distributor will no longer be required to pay SPVUL reimbursement expenses and the Company will refund all SPVUL reimbursement payments made to date. If during the subsequent SPVUL measurement period, cumulative sales for any three month period (which may include up to 3 months of the initial SPVUL measurement period), exceeds $43.75 million, then the Distributor can suspend SPVUL reimbursement payments until the end of the subsequent SPVUL measurement period, at which time the Company will make a determination as to whether SPVUL reimbursement is due. If cumulative SPVUL sales reach $175 million for any period of 15 consecutive months by the end of the subsequent SPVUL measurement period, then the Distributor will no longer be required to pay SPVUL reimbursement to the Company and the Company will refund all SPVUL reimbursement payments which have been made.

(5) If during the initial or the subsequent SPVUL measurement period there should be material changes to federal tax laws ("Material Tax Law Change"), which have a significant negative impact on the sales of single premium variable life contracts, then each SPVUL reimbursement amount set forth above in Section (B)(1) will be reduced by 50%. For the purposes of this section, "significant negative impact" shall mean a reduction of 35% or more in the average monthly industry sales of single premium variable life insurance from the average monthly industry sales of single premium variable life insurance over the three month period prior to the Material Tax Law Change, as reported by VARDS, and the Company agrees that the reduction is reasonably attributable to the Material Tax Law Change.

                                   SCHEDULE 6
                MARKETING KIT AND PROSPECTUS SALES MATERIALS

FULCRUM FUND VARIABLE ANNUITIES

The Company will print an initial total quantity of 25,000 marketing kits and prospectuses to be available at the time of the product launch or on a schedule agreed upon between the Company and the Distributor. Additional quantities may be provided at the discretion of the Company.

The Company will provide a minimum total quantity of 65,000 marketing kits and prospectuses each year up to a rate of 25,000 kits per $100,000,000 of sales. Additional quantities may be provided at the discretion of the Company.

FULCRUM FUND SPVUL

The Company will print an initial total quantity of 10,000 marketing kits and prospectuses to be available at the time of the product launch or on a schedule agreed upon between the Company and the Distributor. Additional quantities may be provided at the discretion of the Company.

The Company will provide a minimum total quantity of 20,000 marketing kits and prospectuses per year up to a total quantity of 20,000 marketing kits and prospectus per $100,000,000 of sales. Additional quantities may be provided at the discretion of the Company.